UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	0-13818	66-0416582
____________________________________________________________________________________________________________________
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918
____________________________________________________________________________________________________________________
(Address of principal executive offices)		(Zip code)

(787) 765-9800
____________________________________________________________________________________________________________________
(Registrant's telephone number, including area code)

NOT APPLICABLE
____________________________________________________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

            On January 3, 2005, Popular, Inc. completed the acquisition of Kislak Financial Corporation and its wholly owned subsidiary, Kislak National Bank, a Miami, Florida based commercial bank. Under the terms of the Stock Purchase Agreement, as amended, Kislak Financial Corporation’s shareholders will receive cash in the aggregate amount of $167.5 million.  On January 4, 2005, Popular issued a press release announcing the completion of such acquisition.

Item 9.01. Financial Statements and Exhibits

            Exhibit

            99.1 News release dated January 4, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: January 5, 2005	By: /s/ Ileana Gonzalez
Ileana Gonzalez Senior Vice President and Comptroller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 4, 2005